Filed pursuant to Rule 497(e)

Registration No. 333-193915

BMO LGM Frontier Markets Equity Fund

Supplement dated July 10, 2019 to the Prospectus

dated December 28, 2018, as supplemented

Effective July 10, 2019 the BMO LGM Frontier Markets Equity Fund (the “Fund”) is open to new investors.

The Fund’s subadviser, LGM Investments Limited (“LGM Investments”), manages the Fund pursuant to its LGM Frontier Markets Equity Strategy (the “Strategy”). LGM Investments manages multiple investment vehicles globally pursuant to the Strategy, which has a global capacity of $1 billion. It is expected that the Fund will close to new investors when the Strategy’s global capacity is reached. The Strategy currently consists of approximately $920 million in assets.

Thank you for your investment in the Fund. Please contact BMO Funds - U.S. Services at 1-800-236-FUND for additional information.

Please retain this Supplement with your Prospectus for future reference.